SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 K Street NW, Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 2, 2016, the Board of Directors (the “Board”) of FTI Consulting, Inc. (“FTI Consulting”) authorized a stock repurchase program under which FTI Consulting may repurchase up to $100.0 million of its outstanding common stock. No time limit has been established for the completion of the program, and the program may be suspended, discontinued or replaced by the Board at any time without prior notice.

Under the program, FTI Consulting may repurchase shares in open-market purchases in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The specific timing and amount of repurchases will be determined by FTI Consulting’s management, in its discretion, and will vary based on market conditions, securities law limitations and other factors. The repurchases may be funded using available cash on hand or a combination of cash and available borrowings under the Company’s senior secured revolving bank credit facility.

FTI Consulting issued a press release on June 2, 2016 announcing the stock repurchase program. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements, without limitation, regarding plans for share repurchases. When used in this press release, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon FTI Consulting’s expectations at the time it makes them and various assumptions. FTI Consulting’s expectations, beliefs and projections are expressed in good faith, and it believes there is a reasonable basis for them. However, there can be no assurance that management’s plans will be achieved. Factors that could cause changes to FTI Consulting’s plans include risks described under the heading “Item 1A Risk Factors” in FTI Consulting’s most recent Form 10-K and in FTI Consulting’s other filings with the Securities and Exchange Commission. FTI Consulting is under no duty to update any of the forward-looking statements to conform such statements to actual results or events and does not intend to do so.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 2, 2016 of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 3, 2016	By:	/S/ CURTIS LU
Curtis Lu
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 2, 2016 of FTI Consulting, Inc.

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